UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NEW WESTERN ENERGY CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NEW WESTERN ENERGY CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 3, 2014

To Our Shareholders:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”) of New Western Energy Corporation, a Nevada corporation (individually, “NWE” and, collectively with its wholly-owned subsidiaries, the “Company”, “we”, “us” or “our”), which will be held at 1140 Spectrum, Irvine, California 92618, at 10:00 a.m. local time on July 3, 2014, for the purposes of considering and voting upon the following matters:

1.	a proposal to elect four (4) directors to our Board of Directors (the “Board”) for a term of one year each; and
2.	To grant the Board of Directors the discretionary authority to amend the Company's articles of incorporation to effect a reverse stock split (the “Reverse Split Proposal”) of the Company's common stock (the “Common Stock”) ; and
3.	Approve the New Western 2013 Long Term Incentive Plan; and
4.	a proposal to ratify the appointment of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, and
5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These matters are described more fully in the proxy statement accompanying this notice (the “Meeting Notice”). The Proxy Statement is accompanied by a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Our shareholders will also act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board is not aware of any other business to be presented to a vote of the shareholders at the 2014 Annual Meeting.

The Board has fixed the close of business on June 2, 2014 as the record date (the “Record Date”) for determining those shareholders who will be entitled to notice of and to vote at the 2014 Annual Meeting. The stock transfer books will remain open between the Record Date and the date of the 2014 Annual Meeting. The Company’s outstanding voting securities on June 2, 2014 was 73,146,448 shares of common stock, each share is entitled to one vote on all matters to be presented at the meeting. The common stock does not have cumulative voting rights.

This Meeting Notice is being mailed to our shareholders on or about June __, 2014. Representation of at least a majority in voting interest of our common stock either in person or by proxy is required to constitute a quorum for purposes of voting on each proposal to be voted on at the 2014 Annual Meeting. Accordingly, it is important that your shares be represented at the 2014 Annual Meeting.

Your vote is important. Please submit a proxy by completing, signing and dating the enclosed proxy card and returning it promptly in the enclosed reply envelope. If you plan to attend the meeting, please mark the appropriate box on the proxy so the Company can prepare an accurate admission list. If you attend the meeting and prefer to vote in person, you will be able to do so. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

Your proxy may be revoked at any time prior to the time it is voted at the 2014 Annual Meeting by following the procedures described in this proxy statement.

Please read the accompanying proxy material carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors, Javan Khazali President and Chief Executive Officer

June __, 2013

Irvine, California

PROXY STATEMENT

FOR

2014 ANNUAL MEETING OF SHAREHOLDERS OF

NEW WESTERN ENERGY CORPORATION

To Be Held on July 3, 2014

This proxy statement is furnished in connection with the solicitation by our Board of Directors (the “Board”) of proxies to be voted at the 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”), which will be held at 10:00 a.m. local time on July 3, 2014 at our offices located at 1140 Spectrum, Irvine, California 92618, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2014 Annual Meeting of Shareholders (the “Meeting Notice”).

The approximate date on which this Proxy Statement and form of proxy are first being sent or given to shareholders is June __, 2014.

You are requested to sign and complete the enclosed proxy and return it in the enclosed envelope. Any person giving this proxy has the power to revoke it at any time before it is exercised by delivering to the Company a written instrument revoking it or a duly executed proxy bearing a later date. The proxy will also be revoked if the person or persons executing it shall be present at the meeting and elect to vote in person. If the proxy is not revoked or suspended, the shares represented by the proxy will be voted as specified at the meeting. All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote for the nominees for election as directors of the Company listed herein and for approval of the proposals stated in the accompanying Notice and described herein.

The Board of Directors is not aware of any matter that may come before the meeting other than the proposals stated in the accompanying Notice and as described herein. No director has informed management that he intends to oppose any action to be taken at the meeting. If any other matter is properly presented at the meeting for action, the individuals named in the proxy will have discretionary authority to vote on such matter.

The cost of soliciting proxies will be borne by the Company, which may reimburse brokers and others for their expenses incurred in obtaining voting instructions from beneficial owners of the Common Stock of the Company held of record by such brokers and others.

VOTING RIGHTS AND SOLICITATION

The close of business on June 2, 2014 was the record date (the “Record Date”) for shareholders entitled to notice of and to vote at the 2014 Annual Meeting. As of the Record Date, we had 73,146,448 shares of common stock, par value $0.0001 per share, and no shares of preferred stock, issued and outstanding. All of the shares of our common stock outstanding on the Record Date, and only those shares, are entitled to vote on each of the proposals to be voted upon at the 2014 Annual Meeting. Holders of common stock of record entitled to vote at the 2014 Annual Meeting will have one vote for each share of common stock so held with regard to each matter to be voted upon.

All votes will be tabulated by the inspector of elections appointed for the 2014 Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

The holders of a majority in voting interest of the common stock outstanding and entitled to vote at the 2014 Annual Meeting shall constitute a quorum for the transaction of business at the 2014 Annual Meeting. The voting interest of shares of the common stock represented in person or by proxy will be counted for purposes of determining whether a quorum is present at the 2014 Annual Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the voting interest present and entitled to vote with respect to any particular matter, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in “street name” indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, those shares will not be considered as present and entitled to vote with respect to such matter and will not be counted as a vote cast on such matter.

In voting with regard to the proposal to elect directors (Proposal 1), shareholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by Proposal 1 is governed by Nevada law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with Nevada law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors. Brokers do not have discretionary authority to vote on this proposal.

In voting with regard to the proposal to approve a reverse stock-split (Proposal 2), approve the Company’s 2013 Long Term Equity Plan (Proposal 3) or to ratify the appointment of our independent registered public accounting firm (Proposal 4), shareholders may vote in favor of such proposals or against such proposals or may abstain from voting. The vote required to approve Proposals 2, 3 and 4 is governed by Nevada law, and the minimum vote required is a majority of the total votes cast on such proposals, provided a quorum is present. As a result, in accordance with Nevada law, abstentions and broker non-votes will not be counted and will have no effect on the outcome of the vote on these proposals.

Shares of our common stock represented by proxies in the accompanying form which are properly executed and returned to us will be voted at the 2014 Annual Meeting in accordance with the shareholders’ instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR each of the Proposals One, Two, Three, and Four.

Management does not know of any matters to be presented at the 2014 Annual Meeting other than those set forth in this proxy statement and in the Meeting Notice accompanying this proxy statement. If other matters should properly come before the 2014 Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

Any shareholder has the right to revoke his, her or its proxy at any time before it is voted at the 2014 Annual Meeting by giving written notice to our Secretary and by executing and delivering to the Secretary a duly executed proxy card bearing a later date, or by appearing at the 2014 Annual Meeting and voting in person.

The entire cost of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, or special letter by our officers and regular employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our common stock, and such persons may be reimbursed for their expenses.

The 2013 Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

The Company’s executive offices are located at 1140 Spectrum, Irvine, California 92618 and its telephone number at that location is (949) 435-0977.

PROPOSAL 1

ELECTION OF DIRECTORS

Composition of Board of Directors

As currently in effect, our bylaws provide that the Board shall consist of not less than three or more than seven directors. The Board currently consists of four members. The Board has set the number of directors at four and has nominated four individuals for election as directors at the 2014 Annual Meeting. Our directors are elected by our shareholders at each annual meeting of shareholders and will serve until their successors are elected and qualified, or until their earlier resignation or removal. There are no other relationships among any of our current directors, the nominees for directors and our executive officers.

The proxy holders named on the proxy card intend to vote all proxies received by them in the accompanying form FOR the election of each of the nominees listed below, unless instructions to the contrary are marked on the proxy. These nominees have been nominated by the Board. All of the nominees are currently members of the Board. If elected, each nominee will serve until the annual meeting of shareholders to be held in 2015 or until a successor has been duly elected and qualified or until their earlier resignation or removal.

In the event that a nominee is unable or declines to serve as a director at the time of the 2014 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below, unless instructions are given to the contrary. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Election as Directors

The following is certain information as of May 30, 2014 regarding the nominees for election as directors:

Name	Age	Position
Javan Khazali	50	Chief Executive Officer, President
Haris Baha	49	Secretary and Director
Christopher Dimond	48	Director
Terry Carroll	67	Director

Biographical Information Regarding Directors

Javan Khazali, President, Chief Executive Officer/Director

Mr. Khazali was the Founder of the Company and was its interim President from September 2008 until December 2008 and then its President from June 2009 until the present.  From August 2008 to May 2009, Mr. Khazali served as President and Chief Executive Officer of Global 8 Environmental Technologies, Inc., a publicly traded, multi-disciplinary environmental solutions company, where he was responsible for business development, marketing and operations. From November 2004 to July 2008, Mr. Khazali served as Chief Operating Officer for Financial Media Group, Inc., a publicly traded financial communications and media company, where he was responsible for corporate governance, compliance, business development and operations. Mr. Khazali was responsible for implementing several new operational strategies that directly resulted in increased sales and market capitalization for Financial Media Group, Inc. during those years. Mr. Khazali’s past experience as an entrepreneur, a director of private and public companies and as an executive officer of small cap public companies, has been instrumental in the creation, development and launching of our Company.

Haris Baha, Chief Financial officer/Director

Haris Baha is an experienced marketing and finance professional. Mr. Baha has been the Chief Financial Officer since January 2009 and the President from January 2009 until June 2009.  Prior to joining the Company in January 2009, Mr. Baha served as a Sales Manager for Equity 1 Lenders Group, a position he held from March 2000 to July 2008. Mr. Baha was responsible for managing a team of loan officers, and was involved in the firm's planning, goal setting, and customer and vendor relations on a daily basis. Mr. Baha was instrumental in expanding the firm's sales operations. Equity 1 Lenders Group was named one of the fastest 50 growing companies in Southern California in 2005. Prior to joining Equity 1 Lenders Group, Mr. Baha served as the Manager for the San Diego-based Avco Financial Services, where he was responsible for managing client accounts, and maintaining profitability. From 1992-1993, Mr. Baha served as a securities sales agent for Thomas James and Associates in San Diego. Haris Baha earned his Bachelor's Degree in Corporate Finance from San Diego State University. Mr. Baha’s experience as a loan officer, a securities sales agent and in managing sales operations and preparing and controlling budgets, gives him the skills and attributes to serve as our CFO.

Christopher Dimond, Director

Mr. Dimond has been a Venture Capital specialist for over 12 years. From 1993 to 1999, Mr. Dimond was a stock broker and then Dealer Manager for UK Equity, a broker/dealer in London. From 2000 to 2010, Mr. Dimond was Managing Director of Global Equity Research in Spain, specializing in venture capital transactions for both private and public companies in Europe and the United States. In 2011 Mr. Dimond returned to London and founded 4 Coy Commodities Limited, a commodities broker, and is currently its Managing Director. Mr. Dimond’s early experience working in a strong team environment was gained as a Paratrooper in the British Airborne Forces. Mr. Dimond brings many years of experience in dealing with, and raising capital for, development companies that will compliment New Western Energy’s future growth strategy.

Terry L. Carroll, Director

Terry Carroll was appointed to the board in October 2012. Mr. Carroll currently serves as the Operating Manager for Carroll Energy, LLC, a privately owned Kansas Limited Liability Company engaged in the exploration and development of Coalbed Methane Gas in Kansas and Oklahoma. Prior to founding Carroll Energy in 2001, Mr. Carroll served as President, Chief Executive Officer, and Chief Financial Officer of a publicly traded oil and gas company. During his six-year tenure between 1990 and 1996, Mr. Carrol stewarded the growth of the company from assets of approximately $4mm to over $14mm, while leading the company's up-listing from an Over the Counter exchange to the NASDAQ Exchange. The company later traded on the American Stock Exchange with assets in excess of $36 million before being purchased by a private entity in 2004 for approximately $53 million. In 1985, Mr. Carroll founded Argas, Inc., a privately owned oil field development and operating company, which participated in the drilling of more than 100 oil and gas wells, and the operation of eight natural gas gathering systems. Argas, Inc. also served as an operator for several public companies, limited partnerships, and private investors. From 1984 to 1994, Mr. Carroll worked at T.L. Carroll Enterprises, Inc., a privately owned exploration, development and oil field service company that provided geological evaluation, turnkey drilling and pipeline construction services to oil field producers in Kansas and Oklahoma. T. L. Carroll Enterprises, Inc., drilled over 750 oil and gas wells and constructed seven separate natural gas gathering systems, encompassing over 80 miles of natural gas pipeline. From 1981-1986, Mr. Carroll worked at Windgate Oil, Inc., a company he founded, engaged in the exploration and development of oil and gas properties, which served as the General Partner for the drilling and completion of more than 75 oil and gas wells. Mr. Carroll holds a Bachelor of Science degree in Business Administration and Finance from California State University, Hayward.

Involvement in Certain Legal Proceedings

During the past ten years, there have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director, executive officer, promoter or control person of the Company, including any allegations (not subsequently reversed, suspended or vacated), permanent or temporary injunction, or any other order of any federal or state authority or self-regulatory organization, relating to activities in any phase of the securities, commodities, banking, savings and loan, or insurance businesses in connection with the purchase or sale of any security or commodity, or involving mail or wire fraud in any business. None of our directors presently serves as a director of any other public companies.

 CORPORATE GOVERNANCE

We are a “smaller reporting company” as defined in Rule 12b-2 under the Exchange Act and an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. We do not have standing audit, compensation and corporate governance committees, or committees performing similar functions. Our Board, as a whole, handles the matters usually addressed by such committees. Two of our directors are also executive officers of the Company.

We maintain a corporate website and post our SEC filings on a page of that website. The information on our website is not, and shall not be deemed to be, a part of this proxy statement or incorporated by reference into this or any other filing we make with the SEC.

Board of Directors

Director Independence

The Board currently consists of four members, none of whom meets the independence requirements of the Nasdaq Stock Market as currently in effect.

Meetings of the Board

The Board acted by written consent 14 times during 2013.

Each of our directors is encouraged to attend the Company’s annual meeting of shareholders and to be available to answer any questions posed by shareholders to such director. Because the Board will hold one of its regular meetings following our annual meeting of shareholders, unless one or more members of the Board are unable to attend, all of the members of the Board will be present for the 2014 Annual Meeting.

Board Leadership

Our Company is led by Javan Khazali, who has served as both our Chief Executive Officer and Chairman of the Board since our incorporation in 2007. Our Board leadership structure is the traditional one most commonly utilized by other public companies in the United States, and we believe that this leadership structure has been effective for our Company. We believe that having a combined Chief Executive Officer/Chairman of the Board provides the right form of leadership and balance for our Company, given our small size. This structure provides us with a single leader for our company to ensure continuity of our operational, executive and Board functions.

Communications with the Board

Shareholders and any interested parties may send correspondence to the Board or to any individual director, by mail to Corporate Secretary, New Western Energy Corporation, 1140 Spectrum, Irvine, California 92618, or by e-mail to shareholdercommunications@newwestern.com.

 COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than (10%) ten percent of its Common Stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission ("SEC") and each exchange on which the Company's securities are registered. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all ownership forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from the officers, directors, or persons holding greater than 10% of Company stock, no ownership disclosure form (SEC Form 5) was required for those persons. All of the required Form 3's and up to date Form 4's for the directors have been filed with the SEC.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR the election of each of the nominees identified above.

MANAGEMENT

The following sets forth the names, positions and ages of our executive officers as of May 30, 2014:

Our Board of Directors currently consists of four members. Each director holds office until his successor is duly elected by the stockholders. Executive officers serve at the pleasure of the Board of Directors. There are currently no agreements or understandings whereby any officer or director would resign at the request of another person. None of our officers or directors is acting on behalf of or will act at the direction of any other person. Our current directors and executive officers are:

Name	Age	Position	Year Appointed
Javan Khazali	50	President, Chief Executive officer and Director	2008
Haris Baha	49	Chief Financial Officer, Secretary and Director	2009
Christopher Dimond	48	Director	2013
Terry L. Carroll	67	Director	2012

The Company’s officers are elected by the board of directors at the first meeting after each annual meeting of our shareholders and such officers hold office until their successors are duly elected and qualified under our bylaws.

For the biographical summary of our four directors and /or executive officers see “Proposal 1. Election of Directors” above.

EXECUTIVE COMPENSATION

The following table sets forth the compensation of our Chief Executive Officer during the last three fiscal years ended December 31, 2013 and 2012. No other officer or director received annual compensation in excess of $100,000 during the last two completed fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock awards ($)	Option awards ($) (2)	Non Equity Incentive Plan Information ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (3)	Total ($)
Javan Khazali	2013	$120,000		$20,000	$-	$88,311	$-	$-	$8,000	$236,311
President, CEO	2012	$120,000	(1)	$-	$-	$51,605	$-	$-	$-	$171,605

(1)	Salary earned by Mr. Khazali was contributed back to the Company as contributed capital in 2012.
(2)	The amounts reported in the Option Awards column represent the grant date fair value of such awards, including modifications of awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. See Note 11 to the Notes to Consolidated Financial Statements in this Report regarding the assumptions underlying the valuation of equity awards.
(3)	Director’s fee paid for attending board meetings.

Mr. Khazali has provided services to us at no charge during the early stages of our business. We entered into an Employment Agreement with Mr. Khazali on April 1, 2011 and on January 1, 2014. As our business progresses and grows, we expect to begin paying salaries to our other officer(s). Over the year we have hired part-time employees and have retained consultants who were paid compensation and consulting fees.

Employment Agreement

On January 1, 2014, the Company entered into an employment agreement with Mr. Khazali to continue to serve as its President and Chief Executive officer. The employment agreement terminates on December 31, 2018, subject to automatic renewal for successive one-year terms. Mr. Khazali’s received a signing bonus of $50,000 and an annual base salary of $240,000 with a 5% annual increase in each subsequent year. Salary may be adjusted upward at the discretion of the Company’s Board, based upon Mr. Khazali’s performance and the Company’s financial circumstances including, but not limited to, the earnings per share. Mr. Khazali shall be entitled to participate in the Company’s employee compensation and other benefit programs, in addition to reimbursement for his documented reasonable expenses incurred in connection with the fulfillment of his duties. We may terminate Mr. Khazali’s employment with or without cause. If Mr. Khazali’s employment is terminated without cause or due to a change of control, then he is entitled to a severance payment of up to three times his then current salary depending on when he is terminated. During 2013, 2012 and 2011, Mr. Khazali earned compensation of $140,000 and $120,000 and $90,000, respectively. The compensation for the years 2012 and 2011 was contributed back into the Company and recorded as contributed capital as of December 31, 2012 and 2011, respectively.

Director's compensation

Our directors are paid $1,000 per month and reimbursement of reasonable travel costs for attending board meetings.

Stock Option Plan

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information concerning outstanding option awards held by our officers and directors for the fiscal year ended December 31, 2013:

Name	No. of securities underlying exercised options (#)	No. of securities underlying unexercised options (#)		Equity incentive plan awards: No. of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration Date	No. of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: No. of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Javan Khazali, CEO, Director	—	200,000	(1)	—	$0.20	August 31, 2016	—	$—	—	$—
	—	600,000	(2)	—	$0.20	September 30, 2016	—	$—	—	$—
Haris Baha, CFO, Director	—	200,000	(1)	—	$0.20	August 31, 2016	—	$—	—	$—
	—	200,000	(2)	—	$0.20	September 30, 2016	—	$—	—	$—
Christopher Dimond, Director	—	400,000	(2)	—	$0.20	September 30, 2016	—	$—	—	$—
Terry L. Carroll, Director	—	200,000	(1)	—	$0.20	August 31, 2016	—	$—	—	$—
	—	200,000	(2)	—	$0.20	September 30, 2016	—	$—	—	$—
(1) Options granted pursuant to 2012 Incentive Stock Plan
(2) Options granted pursuant to 2013 Long Term Incentive Plan

2012 Stock Option Plan

On August 30, 2012, the Board of Directors authorized and approved the 2012 Incentive Stock Plan (the “2012 Plan”), subject to approval by the majority shareholders within 12 months of the date of approval by the Board of Directors, to issue up to 5,000,000 shares of common stock of the Company at $0.0001 par value per share. Pursuant to the terms of the 2012 Plan, the Company may award to officers, key employees, consultants and non-employee directors options to purchase Company’s common stock.

On October 1, 2012, the Board granted vested stock options under its 2012 Plan, to each of the four directors of the Company and to two consultants for past services, to purchase up to 200,000 shares of common stock for a total of 1,200,000 shares of common stock, with a three years term. The exercise price of the stock options to purchase common stock was $0.60 per share, which was the quoted market price of the Company stock on the grant date. The option to purchase common stock expires on October 1, 2015. On August 1, 2013, the Board authorized to modify the grant price of options granted to purchase 1,200,000 shares of common stock from $0.60 per share to $0.20 per share and extend the expiration to expire on August 31, 2016. The Company recorded an expense of $42,412 as compensation expense for modifying the grant price of options and extending the expiration date.

2013 Long-Term Incentive Plan (“LTIP”)

On September 3, 2013, the Board granted vested stock options under its 2013 Long-Term Incentive Plan, to each of the four directors of the Company and to two consultants for past services, to purchase up to 1,800,000 shares of common stock. The exercise price of the stock options to purchase common stock was $0.20 per share. The option to purchase common stock expires on September 30, 2016. The fair value of the options granted was $243,730, calculated using the Black-Scholes option pricing model using the assumptions of risk free discount rate of 0.83%, volatility of 170.66%, 3 years term, and dividend yield of 0%. The Company recorded stock compensation expense of $243,730 for the grant of such options for the year ended December 31, 2013.

Employee Pension, Profit Sharing or other Retirement Plans

We do not have a defined benefit, pension plan, profit sharing or other retirement plan, although we may adopt one or more of such plans in the future.

The following table sets forth certain information concerning compensation paid to our non-officer directors for services as directors for the year ended December 31, 2013:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Non-Qualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Christopher Dimond	$50,000	$—	$—	$—	$—	$25,500	(1)	$75,500
Terry L. Carroll	$12,000	$—	$—	$—	$—	$60,000	(2)	$72,000

(1).	Includes payment of $8,000 of director’s fees and $17,500 of consulting fees. The Company has entered into a consulting agreement with Mr. Dimond to pay $2,500 per month for providing business advisory services. The Company also paid Mr. Dimond $50,000 as bonus for arranging the $1.2 million in financing for the Company.
(2)	Mr. Carroll received 150,000 shares of common stock valued at $60,000 for consulting services. In addition, the Company paid to Mr. Carroll director fees of $6,000 for attending board meetings and another $6,000 for business advisory services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth as of April 30, 2014 the ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock outstanding for our directors and our executive officers and directors as a group. To the best of our knowledge, the persons named have sole voting and investment power with respect to such shares, except as otherwise noted. There are no known pending or anticipated arrangements that may cause a change in control.

In accordance with the rules of the SEC, the table gives effect to the shares of common stock that could be issued upon the exercise of outstanding options and warrants within 60 days of April 30, 2014. Unless otherwise noted in the footnotes to the table and subject to community property laws where applicable, the following individuals have sole voting and investment control with respect to the shares beneficially owned by them. We have calculated the percentages of shares beneficially owned based on 73,306,448 shares of Common Stock outstanding at April 30, 2014.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage of Outstanding Common Stock
Javan Khazali	39,600,000	54.02%
Haris Baha	1,400,000	1.91%
Christopher Dimond	600,000	*
Terry L. Carroll	600,000	*
Officers and Directors (4 persons)	42,200,000	57.57%

* Less than 1%

(1)	The address for each person listed on the table is c/o New Western Energy Corporation, 1140 Spectrum, Irvine CA 92618.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 1, 2013, the Company entered into a Business Consulting Agreement (the “Agreement”) with Christopher Dimond, a director of the Company. Under the Agreement, Mr. Dimond receives $2,500 per month. The Company paid $17,500 in consulting fees for the year ended December 31, 2013. The Agreement terminates on May 30, 2014.

The Company has a consulting agreement and a letter agreement for development and operating of certain of its oil and gas properties with Carroll Energy, LLC (“Carroll Energy”), an entity principally owned by Terry Carroll, a director of the Company. In addition, New Western Gas Corporation, a wholly-owned subsidiary of the Company, has a letter agreement for development and operator of certain of its oil and gas properties with Carroll Energy, an entity principally owned by Terry Carroll, a director of the Company. Under these agreements, the Company paid Carroll Energy $238,007 for lease development and operating fees the year ended December 31, 2013.

2013 NWE Drilling Program 1 LP, a limited partnership of which Company owns 51%, has a development agreement with Carroll Energy for the development of oil and gas wells on property leased by the limited partnership. The partnership has paid Carroll Energy $130,000 for the year ended December 31, 2013.

Carroll Energy has a 1/8th working interest in five oil and gas leases owned by the Company. Carroll Energy received $11,583 for its working interest for the year ended December 31, 2013.

PROPOSAL 2

APPROVAL OF GRANT TO THE BOARD OF DIRECTORS THE DISCRETIONARY AUTHORITY TO EFFECT A REVERSE STOCK SPLIT TO THE COMPANY'S COMMON STOCK

We are seeking shareholder approval to grant the Board discretionary authority to amend the Company's Articles of Incorporation to effect a reverse stock split of the issued and outstanding shares of our Common Stock, par value $0.0001 per share, such split to combine a whole number of outstanding shares of our Common Stock in a range of not less than four (4) shares and not more than eight (8) shares, into one share of Common Stock at any time prior to March 31, 2015 (the “Reverse Split Proposal”).

The amendments will not change the number of authorized shares of Common Stock, Preferred Stock, including our Series A Preferred Stock, or the relative voting power of our shareholders. Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our Common Stock will materially increase and will be available for reissuance by the Company. The reverse stock split, if affected, would affect all of our holders of Common Stock uniformly.

The Board unanimously approved and recommended seeking shareholder approval of this Reverse Split Proposal, on May 23, 2014.

Even if the shareholders approve the Reverse Split Proposal, we reserve the right not to affect any reverse stock split if the Board does not deem it to be in the best interests of our shareholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our shareholders. If this Reverse Split Proposal is approved by the shareholders, the Board will have the authority, in its sole discretion, without further action by the shareholders, to affect a reverse stock split.

The Board's decision as to whether and when to effect the reverse stock split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.

Following a reverse stock split, the number of our outstanding shares of Common Stock will be significantly reduced. A reverse stock split will also affect (i) our outstanding stock options and shares of Common Stock issued under the Company's 2012 Stock Option Plan (the “Option Plan”) and the Company’s 2013 Long-Term Incentive Plan (the “LTIP”), as well as (ii) the number of shares of Common Stock issuable upon conversion of our outstanding 8% Convertible Senior Notes due February 1, 2015 and 12% Convertible Note due June 5, 2014 (collectively, the “Convertible Notes”) and (iii) the number of shares issuable upon conversion of our outstanding Class D, Class E and Class F Warrants (collectively the “Warrants”). Under these plans, the number of shares of Common Stock deliverable upon exercise or grant must be appropriately adjusted and appropriate adjustments must be made to the purchase price per share to reflect the reverse stock split.

The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our shareholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with a Reverse Stock Split”). However, our Board believes that the benefits to the Company and our shareholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to affect a reverse stock split.

Reasons for the Reverse Stock Split

The primary purpose for effecting the reverse stock split, should the Board of Directors choose to effect one, would be to increase the per share price of our Common Stock. The Board of Directors believes that, should the appropriate circumstances arise, affecting the reverse stock split would, among other things, help us to:

•	Meet certain initial listing requirements of the New York Stock Exchange (“NYSE”) and/or NASDAQ;

•	Appeal to a broader range of investors to generate greater investor interest in the Company; and

•	Improve the perception of our Common Stock as an investment security.

Meet the NASDAQ or NYSE Listing Requirements - Our Common Stock is currently listed on the OTC:QB (“NWTR”). Both the NYSE and the NASDAQ require a minimum trading price per share in order to list on either exchange. The NYSE and the NASDAQ Rules and Regulations, require among other things, that in order to list on their exchanges, the average closing price of a company's common stock must be at least $4.00 per share over a consecutive 30 trading-day period.

Improve the Perception of Our Common Stock as an Investment Security - We believe that the overall economic environment in which we and other oil and natural gas exploration and production (“OE&P”) companies are currently operating has been a significant contributing factor in the decline in the price of our Common Stock. Our Board of Directors unanimously approved the discretionary authority to effect a reverse stock split as one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity. As an independent OE&P company, we believe that we may be particularly sensitive to this type of negative public perception and, if this Reverse Split Proposal is approved, our Board of Directors would have the ability to increase our per share price if it determines that it is undermining our current or future prospects.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company - An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients, particularly lower-priced securities of OE&P companies. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board of Directors the ability to effect a reverse stock split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.

Certain Risks Associated with a Reverse Stock Split

Even if a reverse stock split is affected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding.

The reverse stock split will reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of authorized but unissued shares. The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing shareholders.

The current economic environment, in which we operate, the substantial debt we carry and other risks which affect our ability to operate as a going concern, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.

Principal Effects of a Reverse Stock Split

If our shareholders approve this Reverse Split Proposal and the Board of Directors elects to effect a reverse stock split, our issued and outstanding shares of Common Stock would decrease at a rate of approximately one share of Common Stock for every four (4) to eight (8) shares of Common Stock currently outstanding. The reverse stock split would be affected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The reverse stock split would affect all of our shareholders uniformly and would not affect any shareholder's percentage ownership interests in the Company, except to the extent that it results in a shareholder receiving cash in lieu of fractional shares. The reverse stock split would not affect the relative voting or other rights that accompany the shares of our Common Stock, except to the extent that it results in a shareholder receiving cash in lieu of fractional shares. Common Stock issued pursuant to the reverse stock split would remain fully paid and non-assessable. The reverse stock split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have no current plans to take the Company private. Accordingly, a reverse stock split is not related to a strategy to do so.

In addition to the change in the number of shares of Common Stock outstanding, a reverse stock split would have the following effects:

Increase the Per Share Price of our Common Stock - By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. If appropriate circumstances exist, the Board may utilize the reverse stock split as part of its plan to obtain listing on the NYSE or NASDAQ to meet their listing standards noted above.

Increase in the Number of Shares of Common Stock Available for Future Issuance - By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, a reverse stock split will increase the number of authorized but unissued shares. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

The following table contains approximate information relating to our common stock, based on share information as of May 15, 2014:

	Current	After Reverse Split if 1:4 Ratio is Selected	After Reverse Split if 1:8 Ratio is Selected
Authorized Common Stock	250,000,000	250,000,000	250,000,000
Common Stock issued and outstanding	73,146,448	18,286,612	9,143,306
Common Stock issuable upon exercise of outstanding stock options	3,000,000	750,000	375,000
Common Stock reserved for issuance for future grants under LTIP	47,000,000	11,750,000	5,875.000
Common Stock available for issuance upon conversion of Convertible Senior Notes	6,600,793	1,650,198	825,099
Common Stock issuable under outstanding Warrants	14,278,420	3,569,605	1,784,803
Common Stock authorized but unissued and unreserved/unallocated	152,974,339	233,829,057	241,914,528

Although a reverse stock split would not have any dilutive effect on our shareholders, a reverse stock split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our shareholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our shareholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If our Board authorizes the issuance of additional shares subsequent to the reverse stock split described above, the dilution to the ownership interest of our existing shareholders may be greater than would occur had the reverse stock split not been effected. Many stock issuances not involving equity compensation do not require shareholder approval, and our Board generally seeks approval of our shareholders in connection with a proposed issuance only if required at that time.

Require Adjustment to Currently Outstanding Securities Exercisable or Convertible into Shares of our Common Stock - A reverse stock split would effect a reduction in the number of shares of Common Stock issuable upon the exercise or conversion of our outstanding stock options and Convertible Notes in proportion to the reverse stock split ratio. Additionally, the exercise price of outstanding options and conversion price of our Convertible Notes would increase, likewise in proportion to the reverse stock split ratio.

Require Adjustment to the Number of Shares of Common Stock Available for Future Issuance Under our LTIP - In connection with any reverse split, our Board would also make a corresponding reduction in the number of shares available for future issuance under the foregoing plan so as to avoid the effect of increasing the number of authorized but unissued shares available for future issuance under such plans.

Require Adjustments to Number of Shares of Common Stock Available for Future Issuance under our 201`2 Stock Option Plan - In connection with any reverse split, our Board would also make a corresponding reduction in the number of shares available with respect to options granted under our 2012 Stock Option Plan so as to avoid the effect of increasing the value of options previously granted. The 2012 Stock Option Plan was terminated on May 23, 2014, and no future options will be granted pursuant to the 2012 Stock Option Plan except with respect to awards already outstanding.

Require Adjustments to the Number of Shares Issued and Issuable under our Outstanding Warrants - A reverse split would effect a reduction in the number of shares of Common Stock issuable upon the exercise of our outstanding Warrants in proportion to the reverse stock split ratio. Additionally, the exercise price of our outstanding Warrants would increase, likewise in proportion to the reverse stock split ratio.

In addition, a reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of Common Stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Authorized Shares of Common Stock

The Reverse Stock Split Proposal will not change the number of authorized shares of Common Stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its shareholders. The Board believes the increase in available shares for future issuance is appropriate to fund the future operations of the Company and to address the upcoming maturity of the Company's 8% convertible notes due in February 1, 2015. It will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities. However, we may from time to time explore opportunities to make acquisitions through the use of stock. As a result, the Company's current number of authorized shares of Common Stock may enable the Company to better meet its future business needs.

We believe that the current amount of authorized Common Stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The current capital will provide the Board with the ability to issue additional shares of stock without further vote of the shareholders of the Company, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Split Proposal is approved by our shareholders, our Board, in its sole discretion, will determine whether such an action is in the best interests of the Company and our shareholders, taking into consideration the factors discussed above. If our Board believes that a reverse stock split is in our best interests and the best interest of our shareholders, our Board will then implement the reverse stock split.

We would then file a certificate of amendment to our Articles of Incorporation with the Secretary of the State of Nevada at such time as our Board of Directors had determined as the appropriate effective time for the reverse stock split to effect the reverse split. The certificate of amendment would add a new provision providing that holders of our Common Stock immediately prior to the filing of the amendment will receive one share of Common Stock for each number of shares selected by the Board. A copy of the proposed amendment is attached to this proxy statement as Appendix A and is considered a part of this proxy statement. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our shareholders, the issued shares of Common Stock held by shareholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of Common Stock calculated in accordance with the reverse stock split ratio of not less than one-for-four (1:4) or not more than one-for-eight (1:8), as selected by our Board and set forth in the certificate of amendment.

For example, if a shareholder presently holds 100 shares of our Common Stock, he or she would hold 25 shares of Common Stock following a one-for-four reverse stock split, or 12 shares of Common Stock following a one-for-eight reverse stock split, in each case with an additional amount of cash in lieu of fractional shares as described below under “-Fractional Shares.” Beginning on the effective date of the split, each certificate representing pre-split shares would be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the reverse stock split, shareholders would be notified that the reverse stock split had been effected.

Effect on Beneficial Holders (i.e., Shareholders Who Hold in “Street Name”)

Upon the reverse stock split, we intend to treat Common Stock held by shareholders in “street name,” through a bank, broker or other nominee, in the same manner as shareholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to affect the reverse stock split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the reverse stock split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Shareholders that are Registered on the Transfer Agent's Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Pacific Stack Transfer. These shareholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a shareholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or fractional shares, if applicable. If a shareholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the shareholder's address of record indicating the number of shares (including fractional shares) of Common Stock held following the reverse stock split.

Effect on Certificated Shares

Upon the reverse stock split our transfer agent will act as our exchange agent and assist holders of Common Stock in implementing the exchange of their certificates.

Commencing on the effective date of a reverse stock split, shareholders holding shares in certificated form will be sent a transmittal letter by our transfer agent. The letter of transmittal will contain instructions on how a shareholder should surrender his or her certificates representing Common Stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole post-reverse stock split Common Stock, as applicable (“New Certificates”). No New Certificates will be issued to a shareholder until that shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange Old Certificates. The letter of transmittal will contain instructions on how you may obtain New Certificates if your Old Certificates have been lost. If you have lost your certificates, you will have to pay any surety premium and the service fee required by our transfer agent.

Until surrendered, we will deem outstanding Old Certificates held by shareholders to be canceled and only to represent the number of whole shares to which these shareholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates.

Shareholders should not destroy any stock certificates and should not submit any certificates until requested to do so by the transfer agent. Shortly after the reverse stock split the transfer agent will provide registered shareholders with instructions and a letter of transmittal for converting Old Certificates into New Certificates. Shareholders are encouraged to promptly surrender Old Certificates to the transfer agent (acting as exchange agent in connection with the reverse stock split) in order to avoid having shares become subject to escheat laws.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Shareholders of record who otherwise would be entitled to receive fractional shares will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such shareholder would otherwise be entitled multiplied by the product of: (i) the average of the closing prices of our common stock on the OTC:QB or other principal market of our common stock, as applicable, for the five consecutive trading days immediately preceding the effective date of the reverse stock split and (ii) the reverse split factor chosen by the Board. Except for the right to receive the cash payment in lieu of fractional shares, shareholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders may reside, where we are domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the reverse stock split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by us or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights with respect to a reverse stock split, and we will not independently provide shareholders with any such right.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Split Proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon a reverse stock split without further action by our shareholders at any time before the effectiveness of the filing with the Secretary of the State of Nevada of the certificate of amendment to our Articles of Incorporation, even if the authority to effect a reverse stock split has been approved by our shareholders at the Annual Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of the shareholders.

Vote Required

The holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person, represented by proxy or by means of remote communication, shall constitute a quorum for all purposes at the 2014 Annual Meeting.

The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is required for approval of the Reverse Split Proposal.

Shares represented by limited proxies will be treated as represented at the meeting only as to such matter or matters for which authority is granted in the limited proxy. Shares represented by proxies returned by brokers where the brokers have discretionary authority is limited by stock exchange rules will be treated as represented at the 2014 Annual Meeting only as to such matter or matters voted by the proxies.

Recommendation of the Board of Directors

The Board recommends a vote FOR Proposal 2 to grant the Board the discretionary authority to affect a reverse stock split.

PROPOSAL 3

APPROVAL OF THE NEW WESTERN ENERGY CORPORATION LONG-TERM INCENTIVE PLAN

The Board of Directors Recommends a Vote “FOR” Proposal 3

On August 1, 2013, our Board of Directors adopted the New Western Energy Corporation 2013 Long-Term Incentive Plan (the “Plan”). The Board of Directors amended the Plan on May 3, 2014. The purpose of the Plan is to enhance the long-term shareholder value of the Company, by offering opportunities to selected persons to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company or a Related Company and to acquire and maintain stock ownership in the Company.

The following description of the Plan is a summary, does not purport to be a complete description of the Plan and is qualified in its entirety by the full text of the Plan. A copy of the Plan is attached to this proxy statement as Annex B and is incorporated herein by reference.

Description of the Plan

The Plan provides for the grant of options (“ Options ”) to purchase common stock, and stock awards (“ Awards ”) consisting of common stock, to eligible participants, including our directors, executive officers, employees and consultants. The terms and conditions of the Plan apply equally to all participants. We have reserved a total of 50,000,000 shares of common stock for issuance under the Plan. As of the Record Date, there were outstanding Options for a total of 3,000,000 shares of common stock, none of which have been exercised, and no Awards have been granted.

The Plan Administrator, which is currently the board of directors, may designate which of our directors, officers, employees and consultants are to be granted Options and Awards. The Plan Administrator has the authority, in its sole discretion, to determine the type or types of awards to be granted under the Plan. Awards may be granted singly or in combination.

Options

The Plan allows for the award of “incentive stock options” and “non-qualified stock options”. Options may be granted by the Plan Administrator, in compliance with the requirements of the stock exchange on which the common stock may be listed or quoted. The Plan Administrator further determines the exercise price and other terms associated with any Options granted under the Option Plan, subject to the rules of the applicable stock exchange. The Options vest and expire on dates set by the Plan Administrator, being not more than ten years from the date of grant, provided that any outstanding Options will expire on a date not exceeding 90 days following the date that the holder ceases to be an officer, director, employee or consultant, for any reason other than retirement, death, permanent disability or termination for cause (as defined in the Plan). Options granted under the Plan are non-assignable.

Awards

The Plan Administrator is authorized to make Awards of common stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with us or the achievement of performance goals related to profits, profit growth, profit related return ratios, cash flow or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which common stock subject to Awards are held during the periods they are subject to restrictions and the circumstances under which repurchase or forfeiture of the Award shall occur by reason of a participant’s termination of service.

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to an Award, or upon a participant’s release from any terms, conditions and restrictions of an Award, as determined by the Plan Administrator, we shall release, as soon as practicable, to a participant or, in the case of a participant’s death, to the personal representative of a participant’s estate or as the appropriate court directs, the appropriate number of common stock. Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options and Awards shall terminate immediately prior to our corporate dissolution or liquidation. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

Unless earlier terminated by the Board, the Plan will terminate, and no further awards may be granted, ten years after the date on which the Board approved the Plan, or July 31, 2023. The Board may amend, suspend or terminate the Plan at any time, except that shareholder approval may be required for certain amendments under applicable law, regulation or stock exchange rule. Any amendment, suspension or termination of the Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially adversely affect any rights under an outstanding award.

Potential Payments upon Resignation, Retirement, or Change of Control

Our Plan provides for accelerated vesting of all unvested stock options and unvested restricted stock awards upon a “company transaction” (as defined in the Plan), irrespective of the scheduled vesting date for these awards.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Plan generally applicable to the Company and to participants in the Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options.  A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Stock Awards.  A recipient of a stock award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares on the date the restrictions lapse over the amount, if any, paid by the participant with respect to the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares at the time of receipt.

Performance Awards.  A participant generally will not recognize taxable income upon the grant of a performance award. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize compensation taxable as ordinary income equal to the excess of (a) the amount of cash or the fair market value of any other property issued or paid to the participant pursuant to the terms of the award over (b) any amount paid by the participant with respect to the award.

Tax Consequences to the Company.  In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Section 409A of the Code.  We intend that awards granted under the Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding.  We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

New Plan Benefits

The following table sets forth stock options and awards granted under the Plan in 2013. Any future options or awards under the Plan will be made at the Board’s discretion and accordingly the future benefits and amounts to be received or allocated under the Plan are not determinable at this time.

2013 Long-Term Incentive Plan

Name and Position	Number of Options
Javan Khazali, President	600,000
Haris Baha, Chief Financial Officer and Secretary	200,000
All current executive officers as a group	800,000
Non-executive director group	600,000
Non-executive officer employee group	-0-

The Board of Directors recommends a vote FOR Proposal 3.

PROPOSAL FOUR

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed the firm of Salberg & Company, P.A. (“Salberg”) to act as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and such appointment is being submitted to our shareholders for ratification at the 2014 Annual Meeting.  Salberg is considered by our management to be well qualified. If the shareholders do not ratify the appointment of Salberg, the Board will reconsider the appointment.

Audit and Other Fees

Since December 31, 2011, Salberg has served as our independent registered public accounting firm. The following table summarizes the fees charged by Salberg for the services rendered to the Company during its terms of engagement in 2013 and 2012:

	Amount Billed and Paid
Type of Fee	Fiscal Year 2013	Fiscal Year 2012
Audit	$39,300	$38,000
Audit Related		10,000
Tax
All Other
Total	$39,000	$48,000

The Board has determined that Salberg’s provision of non-audit related services in exchange for fees in the 2012 fiscal year was compatible with maintaining its independence.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR the proposal to ratify the appointment of Salberg as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

SHAREHOLDER PROPOSALS

From time to time shareholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting. Under the rules of the SEC, to be included in the proxy statement for our 2015 annual meeting of shareholders, proposals must be received by us no later than January 1, 2014.

ANNUAL REPORT ON FORM 10-K

We filed our 2013 10-K with the SEC on April 14, 2014. A copy of our 2013 Annual Report, which incorporates the 2013 10-K without exhibits, has been mailed to all shareholders along with this proxy statement who receive proxy materials by mail, and is available to all shareholders at http://www.materials.proxyvote.com/98584C , Shareholders may obtain additional copies of the 2013 Annual Report in our 2013 10-K and the exhibits thereto, without charge, by writing to us at our principal executive offices at our principal executive offices at 1140 Spectrum, Irvine, California 92618. Copies of the 2013 10-K may also be obtained from our website at http://www.newwesternenergy.com.

OTHER MATTERS

Management does not know of any matters to be presented at the 2014 Annual Meeting other than those set forth herein and in the Meeting Notice accompanying this proxy statement. If a shareholder vote is necessary to transact any other business at the 2014 Annual Meeting, the proxy holders intend to vote their proxies in accordance with their best judgment related to such business.

It is important that your shares be represented at the 2014 Annual Meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO VOTE PROMPTLY IN ADVANCE OF THE 2014 ANNUAL MEETING BY returning the proxy card marked, signed and dated to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

 Shareholders who are present in person at the 2014 Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person or allow their proxies to be voted.

By Order of the Board of Directors,

Javan Khazali
President & CEO

Irvine, California

June __, 2014

NEW WESTERN ENERGY CORPORATION

1140 Spectrum

Irvine, California 92618

2014 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 3, 2014

PROXY

This Proxy is solicited on behalf of the Board of Directors of New Western Energy Corporation.

The undersigned hereby appoints Javan Khazali and Haris Baha, and each of them, acting alone, with the power to appoint his substitute, as proxies to represent the undersigned and vote as designated on the reverse side, all of the shares of Common Stock of New Western Energy held of record by the undersigned as of 5:00 p.m. Pacific Time on June 2, 2014, at the 2014 Annual Meeting of Shareholders to be held at 10:00 a.m. Pacific Time in its executive offices located at 1140 Spectrum, Irvine, California 92618, and at any adjournment or postponement thereof.

Please complete, date and sign this Proxy on the reverse side, and mail it promptly in the enclosed envelope.

(Continued and to be signed on the reverse side)

(Continued from reverse side)

The Board of Directors of New Western Energy Corporation unanimously recommends a vote “FOR” the election of each of the nominees for director named in Proposal 1.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. The election of four (4) members to New Western Energy Corporation’s Board of Directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified.	2. To grant the Board of Directors the discretionary authority to amend the Corporation’s Articles of Incorporation to effect a reverse stock split of the Corporation’s Common Stock

NOMINEES:	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]
Javan Khazali
Haris Baha	3. The approval of the 2013 Long Term Incentive Plan.
Christopher Dimond
Terry Carroll	FOR	AGAINST	ABSTAIN
	[ ]	[ ]	[ ]

4. The ratification of the selection of Salberg & Company, P.A. as the Company's independent registered public accounting firm for the year ending December 31, 2013.

[ ] FOR ALL NOMINEES	5. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.
[ ] WITHHOLD AUTHORITY

FOR ALL NOMINEES

[ ]            FOR ALL EXCEPT

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee's name(s) below.

_________________________

_________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, "FOR" THE RATIFICATION OF THE SELECTION OF SALBERG & COMPANY, P.A. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2013 AND "FOR" THE APPROVAL OF THE 2013 LONG TERM INCENTIVE PLAN.

PLEASE MARK, SIGN, AND DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders, Proxy Statement for the July 3, 2014 meeting and 2014 Annual Report on Form 10-K.

Name of Stockholder ____________________________ Number of Shares ____________________

Signature of Stockholder __________________________ Date: _____________

Signature of Stockholder __________________________ Date: ____________

NOTE: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each shareholder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

VOTE BY MAIL Mark, sign and date your proxy card and return it to New Western Energy Corporation 1140 Spectrum Irvine, California 92618 by 11:59 P.M. Pacific Daylight Time on July 2, 2014.

VOTE BY FACSIMILE Mark, sign and date your proxy card and fax it to 949-861-3123 by 11:59 P.M. Pacific Daylight Time on July 2, 2014

 Annex A

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

OF

NEW WESTERN ENERGY CORPORATION

New Western Energy Corporation, a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), does hereby certify as follows:

1.              The name of the Corporation is New western Energy Corporation

2.              Article 4 of the Aticles of Incorporation of the Corporation, as amended to date, is hereby amended by replacing the first paragraph thereof with the following:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is _______________, of which _____________ shares of the par value of $.0001 each are to be of a class designated Preferred Stock (the “Preferred Stock”) and _____________ shares of the par value of $.0001 each are to be of a class designated Common Stock (the “Common Stock”).

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Articles of Incorporation pursuant to the Nevada Corporation Law, each _______________ shares of the Common Stock (the “Old Common Stock”) issued immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s common stock, $.0001 par value per share (the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”). The Corporation shall not issue fractions of shares of New Common Stock in connection with such reclassification and combination. Stockholders who, immediately prior to the Effective Time, own a number of shares of Old Common Stock which is not evenly divisible by ________ shall, with respect to such fractional interest, be entitled to receive cash from the Corporation in lieu of fractions of shares of New Common Stock from the disposition of such fractional interest as provided below. The Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto, by the mechanism of having (x) the transfer agent of the Corporation aggregate such fractional interests, (y) the shares resulting from the aggregation sold and (z) the net proceeds received from the sale allocated and distributed among the holders of the fractional interests as their respective interests appear. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock or Old Preferred Stock, respectively, represented by such certificate shall have been reclassified and combined; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.”

3.              This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section ___ of the Corporation Law of the State of Nevada.

4.             This Certificate of Amendment shall become effective at ____________ ___.m. Pacific Time on ___________, _________.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this _____ day of _________, _________.

New Western Energy Corporation
By:
Name:
Title:

Annex B

NEW WESTERN ENERGY CORPORATION

2013 LONG-TERM INCENTIVE PLAN

(Amended and Restated as of May 23, 2014)

1. Purpose. The purpose of the New Western Energy Corporation 2013 Long-Term Incentive Plan (the “ Plan ”) is to provide a means through which New Western Energy Corporation, a Nevada corporation (the “ Company ”), and its Affiliates may attract and retain highly qualified persons to serve as Employees, Directors and Consultants of the Company and its Affiliates, and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its Affiliates rest, and whose present and potential contributions to the Company and its Affiliates are of importance, can acquire and maintain stock ownership or other awards, thereby strengthening their concern for the welfare of the Company and its Affiliates and their desire to remain employed by, or continue providing services to, the Company and its Affiliates. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Affiliates. Accordingly, the Plan provides for the granting of Incentive Stock Options, Options that do not constitute Incentive Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Dividend Equivalents, Bonus Stock, Other Stock-Based Awards, Performance Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular Employee, Director or Consultant as determined by the Committee in its sole discretion.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1:

(a) “Affiliate” means any corporation, partnership, limited liability company, or partnership, association, trust, or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

(b) “Award” means, individually or collectively, any grant of an Option, SAR, Restricted Stock, Restricted Stock Unit, Bonus Stock, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest granted to a Participant under the Plan.

(c) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Bonus Stock” means an Award granted to an Eligible Person under Section 6(f).

(f) “Change in Control” means, except as otherwise provided in an Award Agreement, the occurrence of any of the following events:

(i) The acquisition of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by any Person of 50% or more of either (x) the then outstanding shares of Stock (the “Outstanding Stock”) or (y) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however , that for purposes of this paragraph (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or any of its Affiliates, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company or (D) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B) and (C) of paragraph (iii) below;

(ii) Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board;

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another entity (a “ Business Combination ”), in each case, unless, following such Business Combination, (A) the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities that represent or are convertible into more than 50% of, respectively, the then-outstanding shares of common stock or common equity interests and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of members of the board of directors or other governing body, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock or common equity interests of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of the members of the board of directors or other governing body of such entity to the extent that such ownership results solely from ownership of the Company that existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors or similar governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award that provides for the deferral of compensation and is subject to the Nonqualified Deferred Compensation Rules, then the transaction or event described in subsection (i), (ii), (iii) or (iv) above with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5), and as relates to the holder of such Award, to the extent required to comply with the Nonqualified Deferred Compensation Rules.

(g) “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to a section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations there under.

(h) “Committee” means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more Directors, each of whom shall be a Qualified Member (except to the extent administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code).

(i) “Consultant” means any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

(j) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(d) of the Plan.

(k) “Director” means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law and who is serving on the Board on the Effective Date, or is subsequently elected or appointed to the Board, and is not an Employee.

(l) “Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or to periodic payments on other specified equity securities of the Company or any Subsidiary or Affiliate; provided, however , that in no event shall a payment of cash or shares of Stock to the holder of a Restricted Stock Unit pursuant to Section 6(e)(ii) be considered a Dividend Equivalent.

(m) “Effective Date” means August 1, 2013.

(n) “Eligible Person” means any Employee, Director or Consultant.

(o) “Employee” means any individual who is an employee of the Company or any Subsidiary.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions thereto and rules there under.

(q) “Fair Market Value” of a share of Stock means, as of any specified date, (i) if the Stock is traded on a national securities exchange, the closing sales price of the Stock, as reported on the securities exchange composite tape on such date (or if no sales occur on such date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over-the-counter, the average between the reported high and low bid and asked prices of the Stock on the most recent date on which the Stock was publicly traded; or (iii) in the event the Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate including, without limitation, the Nonqualified Deferred Compensation Rules; provided, however , that for purposes of determining the Fair Market Value of a share of Stock on the first day on which trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the first purchase price reported on the securities exchange composite tape immediately following the IPO.

(r) “Incentive Stock Option” or “ISO” means any Option intended to qualify as an incentive stock option that complies with the requirements of section 422 of the Code.

(s) “Incumbent Board” means the portion of the Board constituted of the individuals who are members of the Board as of the Effective Date and any other individual who becomes a director of the Company after the Effective Date and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.

(t) “IPO” means the initial public offering (within the meaning of Section 12(f)(1)(G) of the Exchange Act) of the Stock.

(u) “Nonqualified Deferred Compensation Rules” means the rules set forth in section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

(v) “Option” means a right, granted to an Eligible Person under Section 6(b), to purchase shares of Stock at a specified price during specified time periods and includes both ISOs and Options that do not constitute ISOs.

(w) “Other Stock-Based Award” means a payment in the form of shares of Stock, an Award that is valued in whole or in part by reference to, or otherwise based on, shares of Stock, or another right to purchase shares of Stock, as part of a bonus, deferred compensation or other arrangement, granted to an Eligible Person under Section 6(h).

(x) “Participant” means a Person who has been granted an Award under the Plan that remains outstanding, including a Person who is no longer an Eligible Person.

(y) “Performance Award” means an Award granted to an Eligible Person under Section 8 that provides such Eligible Person with an opportunity to earn cash and/or shares of Stock if certain performance criteria are satisfied.

(z) “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act, provided that “registrant” as used in Rule 12b-2 shall mean the Company), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

(aa) “Qualified Member” means a member of the Committee who is a “nonemployee director” (within the meaning of Rule 16b-3) and an “outside director” (within the meaning of Treasury Regulation Section 1.162-27 under section 162(m) of the Code).

(bb) “Restricted Stock” means Stock granted to an Eligible Person under Section 6(d), that is subject to certain restrictions and to a risk of forfeiture.

(cc) “Restricted Stock Unit” means a right granted to an Eligible Person under Section 6(e) that, to the extent vested, entitles such Eligible Person to receive a share of Stock or the Fair Market Value of a share of Stock in cash or a combination thereof.

(dd) “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as such rule may be amended from time to time, and any successor rule, regulation, or statute fulfilling the same or a similar function.

(ee) “Securities Act” means the Securities Act of 1933, as amended. References in the Plan to any section of the Securities Act shall be deemed to include any amendments and successor provisions thereto and the rules and regulations promulgated thereunder.

(ff) “Stock” means the Company’s common stock, par value $0.0001 per share, and such other securities as may be substituted (or re-substituted) for Stock pursuant to Section 9.

(gg) “Stock Appreciation Right” or “SAR” means a right granted to an Eligible Person under Section 6(c) entitling such Eligible Person to receive in Stock or, in the sole discretion of the Committee, cash, equal to the difference between the Fair Market Value of a share of Stock on the date of exercise and the grant price of the SAR, as determined by the Committee.

(hh) “Subsidiary” means, with respect to the Company, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.”  Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the type or types of Awards to be granted to an Eligible Person and the amount of cash and/or the number of shares of Stock that shall be the subject of each Award; (iv) determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (C) except as otherwise provided herein, the effect of termination of employment, or the service relationship with the Company, of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of vesting or exercisability of any Award that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan (including, but not limited to, the authority to grant Awards) to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties where such delegation would violate state corporate law, or with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or who are Covered Employees receiving Awards that are intended to constitute “performance-based compensation” within the meaning of section 162(m) of the Code; (ix) subject to Section 10(c), terminate, modify or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate.  Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of such necessity or desirability.  The determinations of the Committee on the matters referred to in this Section 3(a) shall be final, conclusive and binding on the Company, its Subsidiaries and Affiliates, the Participants and all other Persons having any interest therein.

(b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Award intended to constitute qualified “performance-based compensation” within the meaning of section 162(m) of the Code, may be taken either (i) by a subcommittee, designated by the Committee, that is composed solely of two or more Qualified Members or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however , that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members.  Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan.  Any action of the Committee shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) or other Persons claiming rights from or through a Participant.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to officers or managers of the Company or any of its Subsidiaries, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3 for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under section 162(m) of the Code to fail to so qualify.  Any delegation described in this Section 3(b) shall contain such limitations and restrictions as the Committee may provide and shall comply in all respects with the requirements of applicable law, including the Delaware General Corporation Law.  The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee of the Company or any of its Subsidiaries, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan.  Members of the Committee and any officer or Employee of the Company or any of its Subsidiaries acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be fully indemnified and held harmless by the Company with respect to any such action or determination.

(d) No Repricing of Options or Stock Appreciation Rights. Other than pursuant to Section 9, neither the Board nor the Committee may provide for the repricing or exchange of underwater Options or SARs for cash consideration, other Awards, or Options or SARs with an exercise price that is less than the original exercise price of such underwater Options or SARs, unless such repricing or exchange receives the approval of a majority of the holders of the Stock.

4. Stock Subject to Plan.

(a) Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for issuance in connection with Awards under the Plan shall not exceed 50,000,000 shares.  Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year shall not exceed $500,000; provided, however, that such limitation shall be $500,000 in the first year a Person becomes a Director.

(b) Application of Limitation to Grants of Awards. Subject to Section 4(c), no Award may be granted if the number of shares of Stock to be delivered in connection with such Award exceeds  the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c) Availability of Shares Not Issued under Awards .  Shares of Stock subject to an Award under the Plan that expires or is canceled, forfeited, exchanged, settled in cash or otherwise terminated, including (i) shares forfeited with respect to Restricted Stock, (ii) shares tendered or withheld in payment of any exercise or purchase price of an Award or taxes relating to an Award and (iii) shares that were subject to an Option or an SAR and were not issued or delivered upon the net settlement or net exercise of such Option or SAR, shall be available again for issuance in connection with Awards under the Plan.

(d) Share and Value Limitation on Awards.

(i) The maximum number of shares of Stock that may be issued pursuant to Incentive Stock Options may not exceed 5,000,000 shares.

(ii) No Participant shall be granted, during any 12-month period, Options or Stock Appreciation Rights that the Committee intends to qualify as “performance-based compensation” under section 162(m) of the Code with respect to more than 600,000 shares of Stock in the aggregate or any other Awards with respect to more than 400,000 shares of Stock (in each case, subject to adjustment as provided in Section 9).

(iii) The maximum amount of cash compensation that may be paid under Awards that the Committee intends to qualify as “performance-based compensation” under section 162(m) of the Code granted to any single Covered Employee during any 12-month period may not exceed $500,000.

The limitations set forth in clauses (ii) and (iii) above are intended to permit certain Awards under the Plan for Covered Employees to constitute “performance-based” compensation for purposes of section 162(m) of the Code.

(e) Stock Offered.  The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.

5. Eligibility.  Awards may be granted under the Plan only to Persons who are Eligible Persons at the time of grant thereof.  An Award may be granted on more than one occasion to the same Person, subject to the limitations set forth in the Plan. The Plan is discretionary in nature, and the grant of Awards by the Committee is voluntary. The Committee’s selection of an eligible Employee, Consultant or Director to receive an Award in any year or at any time shall not require the Committee to select such Employee, Consultant or Director to receive an Award in any other year or at any other time. The Committee shall consider such factors as it deems pertinent in selecting Participants.

6. Specific Terms of Awards.

(a) General.  Awards may be granted on the terms and conditions set forth in this Section 6.  In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards in the event of termination of employment by the Participant, or termination of the Participant’s service relationship with the Company, and terms permitting a Participant to make elections relating to his or her Award.  The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however , that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify or to accelerate the terms of payment of any Award that provides for a deferral of compensation under the Nonqualified Deferred Compensation Rules if such acceleration would subject a Participant to additional taxes under the Nonqualified Deferred Compensation Rules.

(b) Options.  The Committee is authorized to grant Options to Eligible Persons on the following terms and conditions:

(i) Exercise Price.  Except as otherwise provided in Section 6(b)(ii), the price at which a share of Stock may be purchased upon the exercise of an Option (the “ Exercise Price ”) shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however , that (A) the exercise price per share of the Stock under each Option shall not be less than 100% of the Fair Market Value of a share of the Stock on the date the Option is granted; and (B) the Exercise Price of each ISO shall not be less than the greater of (1) the par value per share of the Stock subject to such Option or (2) 100% of the Fair Market Value per share of the Stock subject to such Option as of the date of grant of such Option (or, in the case of an individual who owns (or is deemed to own pursuant to section 424(d) of the Code) stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, 110% of the Fair Market Value per share of the Stock subject to such Option on the date of grant of such Option).

(ii) Time and Method of Exercise.  The Committee shall determine the time or times at which, or the circumstances under which, an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which the Exercise Price with respect to an Option may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d).  In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.  The Award Agreement governing each Option shall set forth the last date that the Option may be exercised (the “ Option Expiration Date ”) and may provide (A) for the automatic exercise of such Option on the Option Expiration Date if the exercise price per share of the Stock under the Option is less than the Fair Market Value per share of the Stock on the Option Expiration Date and the Participant has not previously exercised such Option, or (B) except with respect to an ISO, that in the event trading in the Stock is prohibited by applicable law, the term of the Option shall automatically be extended until the date that is 30 days after such prohibition is lifted, to the extent that such extension does not cause the Participant to become subject to taxation under the Nonqualified Deferred Compensation Plan Rules.

(iii) ISOs.  The terms of any ISO granted under the Plan shall comply in all respects with the provisions of section 422 of the Code.  Except as otherwise provided in Section 9, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification.  ISOs shall not be granted more than 10 years after the earlier of the adoption of the Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other ISO (within the meaning of section 422 of the Code)) of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that are exercisable for the first time by a Participant in any calendar year may not (with respect to such Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time.  As used in the previous sentence, Fair Market Value shall be determined as of the date the ISOs are granted.  Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

(c) Stock Appreciation Rights.  The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:

(i) Right to Payment .  An SAR shall confer on the Participant to whom it is granted a right to receive with respect to each share of Stock subject thereto, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR, as determined by the Committee; provided, however , that the grant price per share of the Stock under each SAR shall not be less than 100% of the Fair Market Value of a share of the Stock on the date the SAR is granted.

(ii) Rights Related to Options.  An SAR granted pursuant to an Option shall entitle a Participant, upon exercise, to surrender such Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Section 6(c)(ii)(B).  That Option shall then cease to be exercisable to the extent surrendered.  SARs granted in connection with an Option shall be subject to the terms of the Award Agreement governing such Option, which shall comply with the following provisions in addition to those applicable to Options:

(A) An SAR granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

(B) Upon the exercise of an SAR related to an Option, a Participant shall be entitled to receive payment from the Company of an amount determined by multiplying:

(1) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of such SAR, by

(2) the number of shares as to which such SAR has been exercised.

(iii) Right Without Option .  An SAR granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the SAR, which Award Agreement shall comply with the following provisions:

(A) Each Award Agreement shall state the total number of shares of Stock to which the SAR relates.

(B) Each Award Agreement shall state the time or periods in which the right to exercise the SAR or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the SAR shall vest at each such time or period.

(C) Each Award Agreement shall state the date at which the SARs shall expire if not previously exercised.

(D) Each SAR shall entitle a Participant, upon exercise thereof, to receive payment of an amount determined by multiplying:

(1) the difference obtained by subtracting the Fair Market Value of a share of Stock on the date of grant of such SAR from the Fair Market Value of a share of Stock on the date of exercise of such SAR, by

(2) the number of shares as to which such SAR has been exercised.

(iv) Terms.  Except as otherwise provided herein, the Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.  The Award Agreement governing each SAR shall set forth the last date that the SAR may be exercised (the “ SAR Expiration Date ”), and may provide (A) for the automatic exercise of such SAR on the SAR Expiration Date if the exercise price per share of the Stock under the SAR is less than the Fair Market Value per share of the Stock on the SAR Expiration Date and the Participant has not previously exercised such SAR, or (B) that in the event trading in the Stock is prohibited by applicable law, the term of the SAR shall automatically be extended until the date that is 30 days after such prohibition is lifted, to the extent that such extension does not cause the Participant to become subject to taxation under the Nonqualified Deferred Compensation Plan Rules.

(d) Restricted Stock.  The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions .  Restricted Stock shall be subject to a substantial risk of forfeiture and such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.  During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, the Company shall retain physical possession of the certificates, and the Committee may require that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iii) Dividends and Splits.  As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock, applied to the purchase of additional Awards under the Plan or deferred without interest to the date of vesting of the associated Restricted Stock; provided, that , to the extent applicable, any such election shall comply with the Nonqualified Deferred Compensation Rules.  Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.  Notwithstanding anything to the contrary in this Section 6(d)(iii), any cash dividends and Stock dividends with respect to Restricted Stock that constitutes a Performance Award shall be withheld by the Company for a Participant’s account (and interest may, at the Committee’s discretion, be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee) and shall be distributed to such Participant in cash or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the vesting of such Restricted Stock and, if such Restricted Stock is forfeited, the Participant shall have no right to such dividends.

(e) Restricted Stock Units .  The Committee is authorized to grant Restricted Stock Units to Eligible Persons, subject to the following terms and conditions:

(i) Award and Restrictions .  Settlement of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Units by the Committee (or, if permitted by the Committee, as elected by the Participant).  In addition, Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.  Restricted Stock Units shall be satisfied by the delivery of cash or Stock in the amount equal to the Fair Market Value of the specified number of shares of Stock covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(ii) Payment of Dividends.  Unless otherwise determined by the Committee on the date of grant and specified in the applicable Award Agreement, upon the Company’s payment of a dividend on its outstanding Stock, the holder of a Restricted Stock Unit shall be entitled to either cash or shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, which cash or Stock may either be paid to such holder on the date the Company pays such dividends on its outstanding Stock or deferred with respect to such Restricted Stock Units and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, as determined by the Committee in its sole discretion and set forth in the applicable Award Agreement.

(f) Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Stock as a bonus or to grant Stock in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock are exempt from liability under section 16(b) of the Exchange Act.  Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.  In the case of any grant of Stock to an officer of the Company or any of its Subsidiaries in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

(g) Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to an Eligible Person, entitling such Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.  The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Other Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries of the Company.  The Committee shall determine the terms and conditions of such Other Stock-Based Awards.  Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee shall determine.  Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

7. Certain Provisions Applicable to Awards.

(a) Termination of Employment.  Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and the Company or any Subsidiary shall be specified in the agreement controlling such Award.

(b) Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under any other plan of the Company, or any of its Subsidiaries or Affiliates, or of any business entity to be acquired by the Company or any of its Subsidiaries or Affiliates, or any other right of a Participant to receive payment from the Company or any of its Subsidiaries.  Such additional, tandem and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for any other Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award; provided, however , that any such substitution or exchange shall not be considered a repricing of an Award for purposes of Section 3(d).  Awards under the Plan may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any of its Subsidiaries, in which the value of Stock subject to the Award is equivalent in value to the cash compensation, or in which the Exercise Price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered.  Awards granted pursuant to the preceding sentence shall be designed, awarded and settled in a manner that does not result in additional taxes under the Nonqualified Deferred Compensation Rules.

(c) Term of Awards.  Except as specified herein, the term of each Award shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).

(d) Form and Timing of Payment under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any of its Subsidiaries upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis; provided, however , that any such deferred payment will be set forth in the agreement evidencing such Award and/or otherwise made in a manner that will not result in additional taxes under the Nonqualified Deferred Compensation Rules.  Except as otherwise provided herein, the settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control).  Installment or deferred payments may be required by the Committee (subject to Section 10(c), including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee and in compliance with the Nonqualified Deferred Compensation Rules.  Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.  Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company and shall be made pursuant to the Nonqualified Deferred Compensation Rules. The Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(e) Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant).  Accordingly, if any provision of the Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b) of the Exchange Act.

(f)   Restrictive Covenants.  Each Participant to whom an Award is granted under the Plan may be required to agree in writing, as a condition to the granting of such Award, to comply with certain non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement applicable to such Award or otherwise applicable to the Participant (a “ Restrictive Covenant Agreement ”); provided, however , to the extent a legally binding right to an Award within the meaning of the Nonqualified Deferred Compensation Rules is created with respect to a Participant, such Restrictive Covenant Agreement must be entered into by such Participant within 30 days following the creation of such legally binding right.

8. Performance Awards.

(a) Performance Conditions.  The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.  The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Section 8(b) in the case of a Performance Award intended to qualify under section 162(m) of the Code.

(b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 8(b).

(i) Performance Goals Generally.  The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b), which level may also be expressed in terms of a specified increase or decrease in the particular criteria compared to a past period.  Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain” at the time the Committee actually establishes the performance goal or goals.  The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards.  Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business and Individual Performance Criteria.

(A) Business Criteria .  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards:  (1) earnings per share; (2) increase in revenues; (3) cash flow; (4) cash flow from operations; (5) return on cash flow; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) contribution margin; (14) net income; (15) net income per share; (16) pretax earnings; (17) earnings before or after either, or any combination of, interest, taxes, depreciation, depletion or amortization; (18) total stockholder return; (19) debt reduction; (20) market share; (21) change in the Fair Market Value of the Stock; (22) cost or expense management goals; (23) operational measures such as changes in proved reserves, production goals, drilling costs, lifting costs, exploration costs, environmental compliance, safety and accident rates, mix of oil and natural gas production or reserves; (24) finding and development costs; (25) recycling ratios; (26) reserve growth, additions or revisions; (27) captured prospects; (28) lease operating expense; (29) captured net risked resource potential; (30) acquisition cost efficiency; (31) acquisitions of oil and gas interests; (32) drillable prospects, capabilities and critical path items established; (33) third-party capital sourcing; (34) acquisitions of oil and gas interests; (35) reserve replacement ratios; (36) reserve replacement costs; (37) exploration successes; (38) operational downtime; (39) rig utilization; and (40) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

(B) Individual Performance Criteria.  The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee.  If required for compliance with section 162(m) of the Code, such criteria shall be approved by the stockholders of the Company.

(iii) Performance Period; Timing for Establishing Performance Goals.  Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee.  Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.

(iv) Performance Award Pool .  The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards.  The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(b)(ii)  during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii).  The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

 (v) Settlement of Performance Awards; Other Terms.  After the end of each performance period, the Committee shall certify the amount, if any, of (A) the Performance Award pool, and the maximum amount of the potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of the potential Performance Award otherwise payable to each Participant.  Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b).  The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

(c) Written Determinations.  All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to and final settlement of Performance Awards under Section 8(b), shall be certified in writing in the case of any Award intended to qualify under section 162(m) of the Code.  The Committee may not delegate any responsibility relating to such Performance Awards.

(d) Status of Section 8(b) Awards under Section 162(m) of the Code.  It is the intent of the Company that Performance Awards under Section 8(b) granted to Persons who are designated by the Committee as likely to be Covered Employees within the meaning of section 162(m) of the Code shall, if so designated by the Committee, constitute qualified “performance-based compensation” within the meaning of section 162(m) of the Code.  Accordingly, the terms of Sections 8(b), (c) and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with section 162(m) of the Code.  The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Eligible Person will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a Person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered Employee with respect to that fiscal year.  If any provision of the Plan or any agreement relating to such Performance Awards that are designated as intended to comply with section 162(m) of the Code does not comply or is inconsistent with the requirements of section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

9. Subdivision or Consolidation; Recapitalization; Change in Control; Reorganization.

(a) Existence of Plans and Awards .  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.  In no event will any action taken by the Committee pursuant to this Section 9 result in the creation of deferred compensation within the meaning of the Nonqualified Deferred Compensation Plan Rules.

(b) Subdivision or Consolidation of Shares.  The terms of an Award and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:

(i) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) or in the event the Company distributes an extraordinary cash dividend the number of shares of Stock then-outstanding into a greater number of shares of Stock, then, as appropriate, (A) the maximum number of shares of Stock available for the Plan or in connection with Awards as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then-outstanding Award shall be increased proportionately, and (C) the price (including the Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then-outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(ii) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then-outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock for the Plan or available in connection with Awards as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then-outstanding Award shall be decreased proportionately, and (C) the price (including the Exercise Price) for each share of Stock (or other kind of shares or securities) subject to then-outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(iii) If, at any time while an Option is outstanding, the Company or any Subsidiary, as applicable, sells or grants any option to purchase, or otherwise disposes of or issues, any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Exercise Price of outstanding options (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”), then the Exercise Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 5(b) in respect of an Exempt Issuance. The Company shall notify the Option Holder in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalent, indicating therein the applicable issuance price, or; exchange price, conversion price, exercise price and other pricing terms.

(iii) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments.  The Committee shall promptly provide each affected Participant with such notice.

 (iv) Adjustments under Sections 9(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive.  No fractional interest shall be issued under the Plan on account of any such adjustments.

(c) Corporate Recapitalization.  If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “ recapitalization ”) without the occurrence of a Change in Control, the number and class of shares of Stock covered by an Option or an SAR theretofore granted shall be adjusted so that such Option or SAR shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option or SAR and the share limitations provided in Section 4 shall be adjusted in a manner consistent with the recapitalization.

(d) Additional Issuances.  Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.

(e) Change in Control .  Upon a Change in Control the Committee, acting in its sole discretion without the consent or approval of any holder, shall affect one or more of the following alternatives, which may vary among individual holders and which may vary among Options or SARs (collectively “ Grants ”) held by any individual holder: (i) accelerate the time at which Grants then-outstanding may be exercised so that such Grants may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Grants and all rights of holders thereunder shall terminate, (ii) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Grants held by such holders (irrespective of whether such Grants are then exercisable under the provisions of the Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Grants and pay to each holder an amount of cash per share equal to the excess, if any, of the amount calculated in Section 9(f) (the “ Change in Control Price ”) of the shares subject to such Grants over the Exercise Price(s) under such Grants for such shares (except that to the extent the Exercise Price under any such Grant is equal to or exceeds the Change in Control Price, in which case no amount shall be payable with respect to such Grant), or (iii) make such adjustments to Grants then-outstanding as the Committee deems appropriate to reflect such Change in Control; provided, however , that the Committee may determine in its sole discretion that no adjustment is necessary to Grants then-outstanding; provided, further, however , that the right to make such adjustments shall include, but not require or be limited to, the modification of Grants such that the holder of the Grant shall be entitled to purchase or receive (in lieu of the total number of shares of Stock as to which an Option or SAR is exercisable (the “ Total Shares ”) or other consideration that the holder would otherwise be entitled to purchase or receive under the Grant (the “ Total Consideration ”)), the number of shares of stock, other securities, cash or property to which the Total Consideration would have been entitled to in connection with the Change in Control (A) (in the case of Options), at an aggregate Exercise Price equal to the Exercise Price that would have been payable if the Total Shares had been purchased upon the exercise of the Grant immediately before the consummation of the Change in Control and (B) in the case of SARs, if the SARs had been exercised immediately before the occurrence of the Change in Control.  Notwithstanding the foregoing, with respect to a Change in Control that constitutes an “equity restructuring” that would be subject to a compensation expense pursuant to Accounting Standards Codification Topic 718, Compensation — Stock Compensation , or any successor accounting standard, the provisions in Section 9(b) above shall control to the extent they are in conflict with the discretionary provisions of this Section 9(e); provided, however , that nothing in this Section 9(e) or in Section 9(b) above shall be construed as providing any Participant or any beneficiary of an Award any rights with respect to the “time value,” “economic opportunity” or “intrinsic value” of an Award or limiting in any manner the Committee’s actions that may be taken with respect to an Award as set forth in this Section 9(e) or in Section 9(b) above.

(f)   Change in Control Price.  The “ Change in Control Price ” shall equal the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows:  (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share Fair Market Value of the Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 9(f), the Fair Market Value per share of the Stock that may otherwise be obtained with respect to such Grants or to which such Grants track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Grants.  In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 9(f) or in Section 9(e) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.

(g) Impact of Corporate Events on Awards Generally.  In the event of a Change in Control or changes in the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 9, any outstanding Awards and any Award Agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion, which adjustment may, in the Committee’s discretion, be described in the Award Agreement and may include, but not be limited to, adjustments as to the number and price of shares of Stock or other consideration subject to such Awards, accelerated vesting (in full or in part) of such Awards, conversion of such Awards into awards denominated in the securities or other interests of any successor Person, or the cash settlement of such Awards in exchange for the cancellation thereof.  In the event of any such change in the outstanding Stock, the aggregate number of shares of Stock available under the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.

10. General Provisions.

(a) Transferability.

(i) Permitted Transferees.  The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option or SAR, or authorize all or a portion of an Option or SAR to be granted to a Participant to be on terms that permit transfer by such Participant; provided that , in either case, the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, an individual sharing the Participant’s household (other than a tenant or Employee of the Company), a trust in which any of the foregoing individuals have more than fifty percent of the beneficial interest, a foundation in which any of the foregoing individuals (or the Participant) control the management of assets, and any other entity in which any of the foregoing individuals (or the Participant) own more than fifty percent of the voting interests (collectively, “ Permitted Transferees ”); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Options or SARs transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Option or SAR and transfers to other Permitted Transferees of the original holder.  Agreements evidencing Options or SARs with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 10(a)(i).

(ii) Qualified Domestic Relations Orders.  An Award that is an Option, Stock Appreciation Right, Restricted Stock Unit, Restricted Stock or other Award may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

(iii) Other Transfers.  Except as expressly permitted by Sections 10(a)(i) and 10(a)(ii), Awards (other than ISOs) shall not be transferable other than by will or the laws of descent and distribution.

 (iv) Effect of Transfer.  Following the transfer of any Award as contemplated by Sections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Participant or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of the Plan and applicable law and (B) the provisions of the Award relating to exercisability shall continue to be applied with respect to the original Participant and, following the occurrence of any applicable events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, or the estate or heirs of a deceased Participant, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

(v) Procedures and Restrictions.  Any Participant desiring to transfer an Award as permitted under Sections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefore in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws.  The Committee shall not give permission for such a transfer if (A) it would give rise to short swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

(vi) Registration.  To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to the Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

(b) Taxes.  The Company and any of its Subsidiaries are authorized to withhold from any Award granted, or any payment relating to an Award under the Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.  Notwithstanding the foregoing, the Company and its Affiliates may, in its sole discretion and in satisfaction of the foregoing requirement, withhold or permit the Participant to elect to have the Company withhold a sufficient number of shares of Stock that are otherwise issuable to the Participant pursuant to an Award (or allow the surrender of shares of Stock by the Participant to the Company). The number of shares of Stock that may be so withheld or surrendered shall be limited to the number of shares of Stock that have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the applicable minimum statutory withholding rates for U.S. federal, state, local or non-U.S. income and social insurance taxes and payroll taxes, as determined by the Committee.

(c) Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any share limitation or any amendment to Section 3(d), shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, that , without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided, however , that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.  For purposes of clarity, any adjustments made to Awards pursuant to Section 9 will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.

(d) Limitation on Rights Conferred under Plan.  Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any of its Subsidiaries, (ii) interfering in any way with the right of the Company or any of its Subsidiaries to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Eligible Persons or Participants, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(e) Unfunded Status of Awards.  The Plan is intended to constitute an “unfunded” plan for certain incentive awards.

(f)   Nonexclusively of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code.  Nothing contained in the Plan shall be construed to prevent the Company or any of its Subsidiaries from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, beneficiary or other Person shall have any claim against the Company or any of its Subsidiaries as a result of any such action.

(g) Fractional Shares.  No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(h) Severability.  If any provision of the Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.  If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code.  With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that , to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.

(i) Governing Law.  All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of  California without giving effect to any conflict of law provisions thereof, except to the extent  California law is preempted by federal law.  The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

(j) Conditions to Delivery of Stock.  Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect.  At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of Restricted Stock, a Restricted Stock Unit, or other Award the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or settlement of any Restricted Stock Unit or other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.  No Option or Stock Appreciation Right shall be exercisable and no settlement of any Restricted Stock Unit shall occur with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.

(k) Clawback.  The Committee shall have the right to provide, in an Award Agreement or otherwise, or to require a Participant to agree by separate written or electronic instrument, that all Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Participant upon any receipt or exercise of any Award or upon the receipt or resale of any shares of Stock underlying the Award) shall be subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any clawback policy adopted to comply with the requirements of applicable law, including without limitation the Dodd Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such clawback policy and/or in the applicable Award Agreement.

(l) Section 409A of the Code.  In the event that any Award granted pursuant to the Plan provides for a deferral of compensation within the meaning of the Nonqualified Deferred Compensation Rules, it is the general intention, but not the obligation, of the Company to design such Award to comply with the Nonqualified Deferred Compensation Rules and such Award should be interpreted accordingly.  Notwithstanding anything in this Plan to the contrary, to the extent that the Committee determines that any Award under the Plan may be subject to the Nonqualified Deferred Compensation Rules, the Committee may, without a Participant’s consent, adopt such amendments to the Plan and the applicable Award Agreement or take any other actions (including amendments and actions with retroactive effect), that the Committee, in its sole discretion, determines are necessary or appropriate to preserve the intended tax treatment of the Award, including, without limitation, actions intended to (i) exempt such Award from the Nonqualified Deferred Compensation Rules, or (ii) comply with the requirements of the Nonqualified Deferred Compensation Rules; provided, however , that nothing in this Section 10(l) shall create any obligation on the part of the Company or any of its Affiliates to adopt any such amendment or take any other such action or any liability for any failure to do so. Notwithstanding anything herein to the contrary, in no event shall the Company or any of its Affiliates have any obligation to indemnify or otherwise compensate any Participant for any taxes or interest imposed under the Nonqualified Deferred Compensation Rules or similar provisions of state law.

(m) Plan Effective Date and Term.  The Plan was adopted by the Board on the Effective Date. No Awards may be granted under the Plan on and after July 31, 2023. If the stockholders of the Company do not approve the Plan within twelve (12) months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.